Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 30 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 30 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

ADAMS AUTO GROUP

DEALER NAME	DEALER NAME
1 STOP MOTORSPORTS	ADAMS AUTO SALES INC
123 AUTO LLC	ADAMSON FORD LLC
12K & UNDER MOTORS	ADDISON AUTO GROUP
1ST CHOICE CAROLINA CARS	ADVANCE AUTO WHOLESALE, INC.
1ST CLASS AUTO SALES	ADVANCED AUTO BROKERS, INC.
1ST PLACE AUTO SALES INC	ADVANTAGE USED CARS
247 AUTO SALES	ADVENTURE AUTO INC.
27 AUTO SALES INC. OF LEON	ADVENTURE SUBARU LLC
2ND GEAR MOTORS	AE UNIVERSAL MOTORS
360 MOTOR CORP	AFFORDABLE AUTO MOTORS, INC
4042 MOTORSPORTS LLC	AFFORDABLE AUTO SALES OF TAMPA
5 STAR INDY AUTO LLC	AFFORDABLE USED CARS & TRUCKS
60 WEST AUTO SALES LLC	AIR WALK AUTO LLC
7 CITIES AUTOS AND CYCLES	AJ’S AUTO
816 AUTO LLC	AJ’S AUTO IMPORTS
83 AUTO SALES LLC	AK IMPORTS AUTO SALES
9TH AVENUE AUTOMOTIVE	AL PIEMONTE SUZUKI INC
A & D MOTORS SALES CORP	AL PIEMONTE’S ARLINGTON HEIGHT
A & D MOTORS, INC.	ALABAMA AUTO MALL, LLC
A & M AUTOMOTIVE GROUP INC	ALAN BESCO CARS AND TRUCKS
A LUXURY AUTO	ALBANY MITSUBISHI
A PLUS CAR SALES & RENTALS INC	ALBANY QUALITY CARS LLC
A.R.J.‘S AUTO SALES, INC	ALFA AUTO MALL LLC
A.Z. AUTOMOTIVE INC	ALFA MOTORS
A-1 AUTO & TRUCK SALES INC	ALL ABOUT AUTO’S INC
A-1 AUTO PLEX LLC	ALL AMERICAN AUTO MART
A-1 AUTOMOTIVE GROUP CORP	ALL AMERICAN AUTO SALES
AAC-ASSISTIVE AUTOMOTIVE	ALL CITY AUTO SALES
AACC AUTO CAR SALES, INC	ALL MAKES AUTO SALES INC
ABBY’S AUTOS, INC.	ALL SEASON AUTO SALES LLC
ABC AUTO TRADE USA, LLC	ALL STAR AUTO LLC
ABRAHAM AUTOS	ALL STAR DODGE CHRYSLER JEEP
ACADEMY CARS INC	ALLAN VIGIL FORD
ACCESS AUTO INC	ALLEN AUTOMOTIVE
ACCU-CAR EXPO INC	ALLIANCE AUTO SALES LTD
ACCURATE AUTO GROUP INC	ALLSTAR MOTORS, INC.
ACTION AUTO SALES	ALLSTATE LEASING & SALES INC
ACTION NOW AUTO SALES LLC	ALM MALL OF GEORGIA
ACTIVE AUTO SALES	ALPHA MOTORS LLC
ACTIVE AUTO SALES LLC	ALTERNATIVES
AMAZING GRACE AUTOMOTIVE	AUTO BARN ATLANTA

DEALER NAME	DEALER NAME
AMERICAN AUTO SALES WHOLESALE	AUTO BRIGHT AUTO SALES
AMERICAR, INC.	AUTO BY TOM INC
AMERIFIRST AUTO CENTER, INC.	AUTO CENTER OF GREER LLC
AMOS AUTOMOTIVE LLC	AUTO CENTERS NISSAN INC
AMS CARS	AUTO CENTERS ST CHARLES LLC
AMTEX SERVICES INC	AUTO CENTRAL SALES INC
ANDERSON MOTORS	AUTO CHOICE BROKERS
ANDY MOHR BUICK PONTIAC GMC	AUTO CITY STL / LOT 1
ANDY MOHR CHEVROLET, INC.	AUTO CLUB OF MIAMI
ANDY MOHR NISSAN, INC.	AUTO COLLECTION OF MURFREESBOR
ANDYS AUTO SALES	AUTO COUNTRY LLC
ANEW AUTO SALES LLC	AUTO CREDIT CONNECTION, LLC
ANTHONY PONTIAC GMC BUICK INC	AUTO DEALER SOLUTIONS INC
ANY CAR USA	AUTO DEALS
APPLE FINANCE CO INC	AUTO DEALS INC
APPROVAL AUTO CREDIT INC.	AUTO DIRECT COLUMBUS OH
APPROVED AUTOS LLC	AUTO DIRECT PRE-OWNED
AR MOTORSPORTS INC	AUTO ELITE DFW
ARC AUTO LLC	AUTO ENTERPRISE CO
ARCADIA CREEK AUTO SALES LLC	AUTO EXCHANGE OF CENTRAL
ARCHER AUTOMOTIVE INC	AUTO EXCHANGE OF CENTRAL
ARENA AUTO SALES	AUTO EXCHANGE USA CORP
ARIA AUTO SALES INC	AUTO EXCHANGE USA, LLC
ARMSTRONG AUTO SALES	AUTO EXPO HOUSTON
ART MOEHN CHEVROLET, CO.	AUTO EXPRESS ENTERPRISE INC
A’S USED CARS INC	AUTO HAUS
ATCHINSON FORD SALES	AUTO HOUSE
ATL AUTOS .COM	AUTO JUNCTION LLC
ATLANTA BEST USED CARS LLC	AUTO LINE, INC.
ATLANTA LUXURY MOTORS INC	AUTO LOAN ASSOCIATES LLC
ATLANTA MOTOR SALES LLC	AUTO MAC 2
ATLANTA USED CAR CENTER	AUTO MAC CARS & CREDIT
ATLANTA’S BEST AUTO BROKERS	AUTO MALL OF TAMPA INC
ATLANTIC AUTO SOURCE INC	AUTO MART INC
ATLAS AUTOPLEX	AUTO MARTT, LLC
AUCTION DIRECT USA	AUTO MASTERS OF FRANKLIN, LLC
AUDIES AUTOWORKZ LLC	AUTO MAX LLC
AURORA AUTO CENTER INC	AUTO NATIONS INC
AUTO ACCEPTANCE CENTER	AUTO NETWORK OF THE TRIAD LLC
AUTO AMERICA	AUTO NETWORK, INC.
AUTO BANK	AUTO PARK CORPORATION
AUTO PLACE INC	AUTONOMICS

DEALER NAME	DEALER NAME
AUTO PLAZA INC	AUTO-ONE USA LLC
AUTO PLAZA USA	AUTOPLEX
AUTO PLUS SALES & SERVICE LLC	AUTOPLEX OF AFFTON
AUTO PROFESSION CAR SALES 2	AUTORAMA OF SNELLVILLE
AUTO PROFESSIONAL CAR SALES	AUTORAMA PREOWNED CARS
AUTO QUEST CORPORATION	AUTORV MART
AUTO QUEST LLC	AUTOS UNLIMITED
AUTO RITE, INC	AUTOSHOW SALES AND SERVICE
AUTO SALES USA	AUTOSPORTS
AUTO SELECT	AUTOTEAM INC
AUTO SELECT INC	AUTOTEAM OF VALDOSTA LLC
AUTO SHOW ENTERPRISES LLC	AUTOTRUCKS INC
AUTO SMART PINEVILLE INC	AUTOVATION
AUTO SOLUTIONS	AUTOWAY CAR SALES LLC
AUTO SOLUTIONS MOTOR COMPANY	AUTOWISE INC
AUTO SOLUTIONS OF GREENSBORO	AUTOWORLD USA
AUTO SPORT, INC.	AVERY AUTO SALES INC
AUTO STOP INC	AXELROD PONTIAC
AUTO STORE OF GARNER	B & M AUTO SALES INC
AUTO STORE OF GREENVILLE INC	B & N AUTO LLC
AUTO TRADEMARK	BAHA AUTO GROUP INC
AUTO UNION OF MIAMI INC	BAKER BUICK GMC CADILLAC
AUTO VILLA	BALLPARK AUTO LLC
AUTO VILLA OUTLET	BALTIMORE CAR SALES LLC
AUTO WEEKLY SPECIALS	BANK AUTO SALES
AUTO WISE AUTO SALES	BARBIES AUTOS CORPORATION
AUTO WORLD	BAREFOOTS AUTO MART
AUTOCENTERS HERCULANEUM	BARGAIN AUTO MART INC
AUTOCO	BARGAIN SPOT CENTER
AUTODEALS.ME LLC	BARTOW FORD COMPANY
AUTOLAND	BARTS CAR STORE INC
AUTO-LAND INC	BASELINE AUTO SALES, INC.
AUTOLINE INDY	BAYSIDE AUTOMALL
AUTOLINK	BEACH AUTO BROKERS, INC
AUTOMALL 59	BEACH BUGGYS
AUTOMAX	BEAU TOWNSEND FORD
AUTOMAX KC LLC	BEHLMANN BUICK GMC CADILLAC
AUTOMAXX OF SUMMERVILLE	BELAIR ROAD DISCOUNT AUTO
AUTOMOBILE COMMODITY LLC	BELL AUTO SALES
AUTOMOTION SALES LLP	BELLAMY AUTOMOTIVE GROUP, INC
AUTOMOTIVE DOT COM	BELLS AUTO SALES
BELMONTE AUTO IMPORTS	BIRMINGHAM WHOLESALE AUTO LLC

DEALER NAME	DEALER NAME
BENING MAZDA	BLACKS AUTO SALES
BENING MOTOR CO-JACKSON	BLAYLOCK AUTOMOTICE GROUP LLC
BENJI AUTO SALES CORP	BLEECKER CHEVROLET PONTIAC
BENSON CADILLAC NISSAN, INC.	BLEECKER CHRYSLER DODGE JEEP
BENSON FORD MERCURY	BLOOMINGTON AUTO CENTER
BENTLEY HYUNDAI	BLUE OCEAN AUTO SALES LLC
BEREA AUTO MALL	BLUE RIDGE IMPORTS AUTO SALES
BERGER CHEVROLET	BLUE RIDGE MAZDA
BERMANS AUTOMOTIVE, INC.	BLUE SPRINGD FORD SALES INC
BERT SMITH INTERNATIONAL	BLUESLADE MOTOR CARS LLC
BEST AUTO SELECTION INC	BMN INC
BEST BUY AUTO TRADE INC	BOB KING MITSUBISHI
BEST BUY USED CARS INC	BOB MAXEY FORD
BEST CAR FOR LESS	BOB MAXEY LINCOLN-MERCURY
BEST CARS KC INC	BOB STEELE CHEVROLET INC.
BEST DEALS CARS INC	BOBB SUZUKI
BEST DEALS ON WHEELS AUTO	BOBBY LAYMAN CHEVROLET, INC.
BEST IMPORT AUTO SALES INC	BOBBY MURRAY TOYOTA
BEST N VALUE AUTO SALES	BOMMARITO TMC OF ST. LOUIS INC
BEST OF MICHIGAN AUTO SALES	BONIFACE HIERS MAZDA
BEST PRICE DEALER INC	BOOMDOX AUTO GROUP LLC
BEST VALUE AUTO SALES INC	BOOMERS TRUCKS & SUVS LLC
BESTWAY AUTO BROKERS LLC	BOSAK HONDA
BETTER AUTOMALL OF STUART	BOWER SALES AND SERVICE
BEXLEY MOTORCAR COMPANY LLC	BOWMAN AUTOMOTIVE INC
BIC MOTORS LLC	BRADLEY CHEVROLET, INC.
BIG BLUE AUTOS, LLC	BRAD’S USED CARS
BIG BOYS TOYS FLORIDA LLC	BRADY AUTO SALES
BIG CHOICES AUTO SALES INC	BRADYS AUTO SALES LLC
BIG M CHEVROLET	BRAMAN HONDA OF PALM BEACH
BIG O DODGE OF GREENVILLE, INC	BRAMLETT PONTIAC INC
BILL BUCK CHEVROLET, INC	BRANNAN AUTO SALES
BILL KAY CHEVROLET GEO INC	BRANNON HONDA
BILL PENNEY TOYOTA	BRAXTON AUTOMOTIVE LLC
BILL SNETHKAMP INC	BRAZIL AUTO MALL INC
BILLS & SON AUTO SALES INC	BRECKENRIDGE MOTORS EAST LLC
BILLY BALLEW MOTOR SPORTS LLC	BRICKELL HONDA BUICK & GMC
BILLY RAY TAYLOR AUTO SALES	BRIGGS KIA
BILTMORE MOTOR CORP.	BROADMOOR MOTOR SALES INC
BIRD AUTOS	BROADWAY AUTO MALL
BIRMINGHAM LUXURY MOTORS	BROCKMAN AUTO LLC
BROGS AUTO	CAPITOL AUTO

DEALER NAME	DEALER NAME
BROMAR LLC	CAPITOL AUTO SALES, INC.
BROOKS AUTO SALES	CAPITOL CITY FORD, INC.
BROWN AUTOMOTIVE GROUP LLC	CAPITOL MOTORS LLC
BROWNS AUTO WORLD	CAR BAZAAR INC OF FRANKLIN
BRUNSWICK AUTO BROKERS INC	CAR BOSS LLC
BRYANT AUTO SALES INC	CAR CENTRAL
BUCKEYE CHRYSLER JEEP DODGE	CAR CHOICE
BUCKEYE FORD LINCOLN MERC OF O	CAR CITY USA LLC
BUCKEYE MOTOR SALES	CAR CLOUD AUTO GROUP, INC
BUCKEYE MOTORS	CAR COLLECTINO INC
BUCKEYE NISSAN, INC.	CAR CONNECTION & FINANCE
BUDGET CAR SALES & RENTALS	CAR CREDIT INC
BUDGET MOTORCARS	CAR DEALZ
BURDUE QUALITY USED CARS	CAR DEPOT
BURKE AUTO LLC	CAR DEPOT OF MIRAMAR
BURL’S USED CARS	CAR FACTORY OUTLET
BURNS AUTO MART LLC	CAR HUNTERS LLC
BURNWORTH ZOLLARS INC	CAR LEGENDS
BUSH AUTO PLACE	CAR LINE
BUY IT RIGHT AUTO SALES #1 INC	CAR LINE AUTOS
BUY RIGHT AUTO SALES INC	CAR LOAN DIRECT, LLC
BYERLY FORD-NISSAN, INC	CAR MART FL.COM
C & H DISCOUNT AUTO	CAR MASTERS
C & S SALES	CAR SMILE
C&H AUTO SALES	CAR SOURCE, LLC.
C.W. MOTORS INC	CAR SPOT OF CENTRAL FLORIDA
CADILLAC OF NOVI INC	CAR STOP INC
CALHOUN AUTO OUTLET, INC	CAR TOWN KIA USA
CALI-HABANA AUTO SALES CORP.	CAR WEB
CALVARY CARS & SERVICE, INC	CAR XPRESS AUTO SALES
CAMARENA AUTO, INC	CAR ZONE INC
CAMPBELL CHEVOFBOWLGREENKYINC	CARCITY
CANCILA MARTY DODGE CHRYSLER J	CARDINAL MOTORS INC
CANNON USED CARS, INC	CARDIRECT LLC
CANTON USED CARS INC.	CARENA MOTORS, CO.
CAPITAL AUTO SALES	CAREY PAUL HONDA
CAPITAL AUTO SPORTS CENTER LLC	CARISMA AUTO GROUP
CAPITAL AUTOMOTIVE OF	CARITE INC
CAPITAL CITY IMPORTS	CARITE OF CLEVELAND
CAPITAL MOTORS	CARITE OF KALAMAZOO
CAPITAL MOTORS LLC	CARITE, INC
CARLOCK KIA OF TUSCALOOSA	CELEBRATION AUTO SALE LLC

DEALER NAME	DEALER NAME
CARLYLE MOTORS LLC	CENTRAL FLORIDA EXPORTS, INC.
CARMART OF DADE CITY	CENTRAL MOTOR WERKS, INC
CARMEL MOTORS	CENTRAL PONTIAC INC.
CARNATION LLC	CERTIFIED AUTO CENTER
CAROLINA AUTO EXCHANGE	CERTIFIED AUTO DIRECT INC
CAROLINA AUTO SPORTS	CHAMPION CHEVROLET
CAROLINA CARS INC	CHAMPION CHEVROLET INC
CARPLEX	CHAMPION CHRYSLER JEEP DODGE
CARRIAGE KIA	CHAMPION PREFERRED AUTOMOTIVE
CARRICK’S LLC	CHAMPIONSHIP MOTORS LLC
CARROLLTON MOTORS	CHAMPS AUTO SALES INC
CARS & CREDIT OF FLORIDA	CHARLESTON NISSAN
CARS AND MORE EUROPEAN CAR	CHASE AUTO GROUP
CARS AUTO MALL	CHATHAM PARKWAY TOYOTA
CARS CARS CARS LLC	CHECKERED FLAG AUTOMOTIVE LLC
CARS GONE WILD II LLC	CHECKERED FLAG HONDA
CARS KONNECT INC	CHEIFS WHOLESALE AUTOS
CARS PLUS CREDIT LLC	CHEROKEE AUTO SALES, INC.
CARS PLUS LLC	CHEROKEE HYUNDAI OF KENNESAW L
CARS PLUS LLC	CHERRY ROAD AUTO SALES
CARS R US LLC	CHICAGO AUTO DEPOT INC
CARS TO GO AUTO SALES AND	CHICAGO MOTORS INC
CARS UNDER 5	CHICAGOS CAR CREDIT
CARS UNLIMITED	CHIEFLAND FORD
CARSMART, INC.	CHILLICOTHE TRUCKS INC
CARSO AUTO GROUP CORP	CHIPINQUE AUTO SALES INC
CARTERSVILLE AUTO LENDING LLC	CHRIS LEITH AUTOMOTIVE INC
CARTISTIC	CHRIS SPEARS PRESTIGE AUTO
CARTROPIX	CHRONIC INC.
CARX DEPOT LLC	CINCINNATI USED AUTO SALES
CARZ4LESS	CIRCLE CITY ENTERPRISES, INC.
CARZONE USA	CITY AUTO SALES
CAS SALES & RENTALS	CITY MITSUBISHI
CASCADE AUTO GROUP, LTD	CITY MOTORS USED CARS
CASH & DASH AUTO SALES INC	CITY STAR MOTORS LLC
CAST IRON AUTO LLC	CITY STYLE IMPORTS INC
CASTLE BUICK GMC	CITY TO CITY AUTO SALES, LLC
CAVALIER AUTO SALES INC	CITY WIDE AUTO CREDIT
CC MOTORS INCORPORATED	CJ AUTOS
CD S AUTOMOTIVE INC	CJ’S AUTO STORE
CEDARCREST AUTO BROKERS LLC	CLARK CARS INC
CLARKSVILLE AUTO SALES	CORLEW CHEVROLET CADILLAC OLDM

DEALER NAME	DEALER NAME
CLASSIC AUTO GROUP INC	CORPORATE CARS INC
CLASSIC AUTOHAUS	CORPORATE FLEET MANAGEMENT
CLASSIC KIA OF CARROLLTON	COUCH MOTORS LLC
CLAY COOLEY TOYOTA OF HAZELWOO	COUGHLIN AUTOMOTIVE- PATASKALA
CLEAN MOTORS OF ORLANDO LLC	COUGHLIN FORD OF CIRCLEVILLE
CLEVELAND AUTO MALL INC	COUGLIN CHEVROLET BUICK CADILL
CLIFF & SONS AUTO SALES	COUNTRY CLUB TIRE & AUTO INC
CLINT HOLMES AUTOMOTIVE	COUNTRY HILL MOTORS INC
CLINTON FAMILY FORD	COUNTRY HILL MOTORS, INC.
CLUTCH AUTO BROKERS LLC	COUNTY MOTOR CO., INC.
COAL WHOLESALE	COURTESY CHRYSLER JEEP DODGE
COAST TO COAST AUTO SALES	COURTESY FORD
COASTAL AUTO, INC.	COUSINS AUTO SALES
COASTAL CHEVROLET, INC.	COX AUTO SALES
COBB’S CAR COMPANY INC	COX CHEVROLET INC
COBB’S CAR COMPANY INC	COYLE CHEVROLET
COBB’S CHEAP TEEN CARS	CRAIG & LANDRETH INC
COLE FORD LINCOLN LLC	CREDIT CARS USA
COLOMBUS AUTO SALES, LLC	CREEKSIDE AUTO SALES LLC
COLON AUTO SALES	CRENCOR LEASING & SALES
COLON AUTO SALES INC	CRM MOTORS, INC.
COLUMBIA CHEVROLET	CRONIC CHEVROLET OLDSMOBILE
COLUMBUS AUTO RESALE, INC	CRONIC CHEVROLET, OLDSMOBILE-
COLUMBUS CAR TRADER	CROSS AUTOMOTIVE
COMBS & CO	CROSSROADS AUTO MART INC
COMMONWEALTH AUTO SALES & CO	CROWN ACURA
COMMONWEALTH DODGE LLC	CROWN AUTOMOTIVE GROUP LLC
COMMUNITY AUTO SALES	CROWN BUICK GMC
COMMUNITY OVERDRIVE AUTO SALES	CROWN KIA
COMPASS MOTORS OF ANDERSON	CROWN MOTORS INC
COMPLETE AUTO CENTER INC	CROWN MOTORS OF TALLAHASSEE
CONCOURS AUTO SALES, INC.	CROWN NISSAN
CONSUMERS SUZUKI	CRUISER AUTO SALES
CONTEMPORARY MITSUBISHI	CULLMAN AUTO MALL
CONTINENTAL IMPORTS	CUNNINGHAM MOTORS
CONWAY HEATON INC	CURRY HONDA
CONWAY IMPORTS AUTO SALES	CW USED AUTO DEALERSHIP
COOK & REEVES CARS INC	D B MOTORS
COOPERATIVE AUTO BROKERS INC	DADE CITY AUTOMAX
COPELAND MOTOR COMPANY	DALLAS CAR CREDIT CORPORATION
CORAL WAY AUTO SALES INC	DAN CUMMINS CHV BUICK PONTIAC
DAN HATFIELD AUTO GROUP	DIXIE WAY AUTO PLAZA, INC

DEALER NAME	DEALER NAME
DAN TUCKER AUTO SALES	DIXIE WAY MOTORS INC
DANNY MOTORS INC	DM MOTORS, INC.
DAS AUTOHAUS LLC	DOCTOR WINDSHIELD
DAVE SINCLAIR LINCOLN	DODGE OF ANTIOCH INC
DAVES JACKSON NISSAN	DOGWOOD AUTO WORKS INC
DAVID RICE AUTO SALES	DON FRANKLIN FORD, INC
DAVID SMITH AUTOLAND, INC.	DON HINDS FORD, INC.
DAY’S PRE-OWNED ROCKMART LLC	DON JACKSON CHRYSLER DODGE
DAYTON ANDREWS INC.	DON REID FORD INC.
DEACON JONES AUTO PARK	DON SITTS AUTO SALES INC
DEALS FOR WHEELS	DORAL CARS OUTLET
DEALS FOR WHEELS AUTO SALES	DORAL LINCOLN LLC
DEALZ AUTO TRADE	DOUGLAS AUTO SALES INC
DEALZ ON WHEELZ LLC	DOWNTOWN BEDFORD AUTO
DEAN CHRYSLER DODGE JEEP RAM	DOWNTOWN HYUNDAI
DEAN MITCHELL AUTO MALL	DREAM CAR 4 U OF LAKELAND, LLC
DEAN SELLERS, INC.	DRIVE 1 CAR AND TRUCK LLC
DECENT RIDE.COM	DRIVE ATLANTA LLC
DEL SOL AUTO MART INC	DRIVE NATION AUTO SALES
DELTA TRADE INC	DRIVE NOW AUTO SALES
DELTA UTOGROUP	DRIVEHUBLER CERTIFIED
DELUCA TOYOTA INC	DRIVEN AUTO SALES
DEPUE AUTO SALES INC	DRIVEN AUTO SALES LLC
DEREK MOTORCAR CO INC	DRIVEN AUTOMOTIVE GROUP
DESTINYS AUTO SALES	DRIVER SEAT AUTO SALES LLC
DFW AUTO FINANCE AND SALES	DRIVERIGHT AUTO SALES, INC.
DIAMOND K MOTORS LLC	DRIVERS WORLD
DICK BROOKS HONDA	DRIVEWAY MOTORS
DICK DEAN ECONOMY CARS INC	DRIVEWAYCARS.COM
DICK MASHETER FORD, INC.	DRY RIDGE TOYOTA
DICK SMITH MUTSUBISHI	DUKE AUTOMOTIVE LLC
DICK WICKSTROM CHEVROLET INC	DULUTH AUTO EXCHANGE
DIRECT AUTO SALES	DURAN MOTOR SPORTS INC
DIRECT MOTORSPORT LLC	DUTCH ISHMAEL CHEVROLET INC
DIRECT SALES & LEASING	DUVAL CARS LLC
DISCOUNT AUTO DEPOT, LLC	DYNAMIC AUTO WHOLESALES INC
DISCOUNT CARS OF MARIANNA INC	DYNAMIC IMPORTS
DISCOVERY AUTO CENTER LLC	DYNAMIC MOTORS LLC
DISTINCT MOTORS LLC	DYNASTY AUTOMOTIVE LLC
DIXIE IMPORT INC	E & R AUTO SALES INC
DIXIE MOTORS INC	E & S MOTORS LLC
E AUTO SOLUTIONS	EMPORIUM AUTO MART

DEALER NAME	DEALER NAME
E CAR SUPERSTORE INC	ENCORE MOTORCARS OF SARASOTA
EAGLE CAR & TRUCK INC	ENTERPRISE CAR SALES
EASLEY MITSUBISHI’S THE	ENTERPRISE CAR SALES
EAST ANDERSON AUTO SALES	ENTERPRISE CAR SALES
EAST BEACH AUTO SALES	ENTERPRISE CAR SALES
EAST SIDE AUTO LLC	ENTERPRISE LEASING COMPANY
EASTERN SHORE AUTO BROKERS INC	ENTERPRISE LEASING COMPANY
EASTGATE MOTORCARS, INC	ENZO MOTORS INC
EASTPOINTE AUTO SALES INC	ERIC JOHNSON AUTO SALES
EASY AUTO AND TRUCK	ERNEST MOTORS, INC.
ECARS GROUP	ESSEN MOTOR COMPANY PLUS
ECONO AUTO SALES INC	EVANS AUTO EXCHANGE
ECONOMIC AUTO SALES INC	EVOLUTION CARS
ECONOMY MOTORS LLC	EVOLUTION SPORT MOTORS
ED HOWARD LINCOLN MERCURY INC.	EXCEL AUTO SALES
ED KOEHN CHEVROLET INC	EXCLUSIVE AUTO WHOLESALE LLC
ED KOEHN FORD LINCOLN MERCURY	EXCLUSIVE MOTOR CARS LLC
ED NAPLETON ELMHURST IMPORTS I	EXECUTIVE CARS LLC
ED TILLMAN AUTO SALES	EXIT 28 AUTO CENTER LLC
ED TILLMAN AUTO SALES	EXOTIC MOTORCARS
ED VOYLES HONDA	EXPRESS AUTO GROUP
ED VOYLES HYUNDAI	EXPRESS AUTO SALES
EDDIE AUTO BROKERS	EXPRESS AUTO SALES LLC
EDDIE MERCER AUTOMOTIVE	EXPRESS MOTORS
EDEN AUTO SALES	EXPRESS MOTORS LLC
EDGE MOTORS	EXTREME WINDOW TINTING SIGNS &
EJ’S AUTO WORLD, INC.	EZ CAR CONNECTION LLC
EJ’S QUALITY AUTO SALES, INC.	EZ MOTORS LLC
ELITE AUTO SALES OF ORLANDO	EZEL AUTO SALES, INC
ELITE AUTO WHOLESALE	FACIDEAL AUTO CENTER INC
ELITE AUTOMALL LLC	FAIRLANE FORD SALES, INC.
ELITE AUTOMOTIVE LLC	FAIRVIEW AUTO SALES &
ELITE LEVEL AUTO INC	FAITH MOTORS INC
ELITE MOTORS	FAMILY AUTO CENTER AND SERVICE
ELYRIA BUDGET AUTO SALES INC	FAMILY KIA
EMJ AUTOMOTIVE REMARKETING	FANELLIS AUTO
EMPIRE AUTO SALES & SERVICE	FANTASY AUTOMOTIVE
EMPIRE AUTOMOTIVE GROUP	FAST LANE MOTOR SALES LLC
EMPIRE EXOTIC MOTORS, INC	FAT SACK MOTORS, LLC
EMPIRE MOTORS	FERCO MOTORS CORP
EMPORIUM AUTO GROUP, INC.	FERMAN CHRYSLER PLYMOUTH
FERMAN FORD	FRANKLIN STREET MOTORS LLC

DEALER NAME	DEALER NAME
FERMAN MINI OF TAMPA BAY	FRED A GROVES MOTOR COMPANY
FERMAN NISSAN	FRED ANDERSON NISSAN OF RALEIG
FIAT OF WINTER HAVEN	FRENSLEY CHRYSLER PLYMOUTH
FINANCE MOTORS LLC	FRIENDLY KIA & ISUZU
FINISH LINE AUTO	FRITZ ASSOCIATES
FIRST AUTO CREDIT	FRONTIER MOTORS INC
FIRST CHANCE MOTORSPORTS	FRONTLINE AUTO SALES LLC
FIRST CHOICE AUTO SALES	FUSION AUTO SALES LLC
FIRST CHOICE AUTOMOTIVE INC	FUSION AUTOPLEX LLC
FIRST CLASS AUTO CHOICE	G & L MOTORS, INC
FIRST CLASS AUTO SALES LLC	G & R AUTO SALES CORP
FIRST CLASS MOTORS INC	G & S AUTO SALES & RENTALS LLC
FIRST STOP AUTO SALES	GAINESVILLE AUTO KI LLC
FIRST UNION AUTOMOTIVE LLC	GAINESVILLE MITSUBISHI
FISHER AUTO GROUP	GALAXY AUTO CORPORATION
FITZGERALD MOTORS, INC.	GANLEY CHEVROLET, INC
FIVE STAR AUTO SALES OF	GANLEY CHRYSLER JEEP DODGE INC
FIVE STAR CAR & TRUCK	GANLEY FORD WEST, INC.
FIVE STAR FORD STONE MOUNTAIN	GANLEY LINCOLN MERCURY
FL DIAMANTE AUTO LLC	GANLEY, INC
FLEET SERVICES REMARKETING	GARNER AUTOS, LLC
FLETCHER CHRYSLER PRODUCTS INC	GARY HIGGINBOTHAM AUTO SALES
FLORENCE AUTO MART INC	GARY LANG PONTIAC CADILLAC
FLORIDA AUTO EXCHANGE	GARY MATTHEWS MOTORS, INC.
FLORIDA AUTO XCHANGE LLC	GARY SMITH FORD
FLORIDA FINE CARS INC	GASTONIA NISSAN, INC
FLORIDA LUXURY MOTORS INC.	GATEWAY AUTO PLAZA
FLORIDA USED CARS INC	GATEWAY BUICK GMC
FLORIDA WHOLESALE LIQUIDATORS	GATOR CHRYSLER-PLYMOUTH, INC.
FLOW HONDA	GATOR CITY MOTORS INC
FOOTHILL FORD	GEMINI AUTO
FORMULA ONE IMPORTS	GENERAL AUTO LLC
FORT MYERS AUTO MALL	GENESIS AUTO SALES LLC
FORT WAYNE ACURA	GENESIS OF SUMMERVILLE LLC
FORT WAYNE AUTO CONNECTION LLC	GENTHE AUTOMOTIVE-EUREKA LLC
FORTUNE MOTOR GROUP	GEN-X CORP
FOX MOTORS INC	GEOFF ROGERS AUTOPLEX
FOX VALLEY VOLKSWAGEN	GEOFF ROGERS AUTOPLEX NORTH
FRANK MYERS AUTO SALES, INC	GEORGETOWN AUTO SALES
FRANK RISECH’S AUTOWORLD	GEORGIA CHRYSLER DODGE
FRANKFORT AUTO EXCHANGE INC	GEORGIA IMPORT AUTO
GERALDS AUTO SALES	GULF COAST AUTO BROKERS, INC.

DEALER NAME	DEALER NAME
GERMAIN HONDA	GULF SOUTH AUTOMOTIVE
GERMAIN TOYOTA	GWINNETT MITSUBISHI
GERMAN AUTO SALES LLC	GWINNETT PLACE NISSAN
GINN MOTOR COMPANY	H & H AUTO SALES
GISELLE MOTORS, CORP	H & S AUTO SALES
GIVE AWAY AUTO SALE LLC	H GREG AUTO AUCTION
GLADSTONE AUTO INC	H&Y AUTOMOBILE INC
GLOBAL PRE-OWNED INC	HAGGERTY BUICK GMC INC
GLOVER AUTO SALES	HAIMS MOTORS INC
GMT AUTO SALES, INC	HAIMS MOTORS INC
GN AUTO LLC	HALE OF A DEAL AUTO GROUP INC
GODFATHER AUTO IMPORTS	HAMILTON CHEVROLET INC
GODZILLA MOTORS INC	HAPPY DEALS AUTO SALES
GOLDEN OLDIES	HAPPY HYUNDAI
GOLLING CHRYSLER JEEP	HARBOR CITY AUTO SALES, INC.
GOOD CARMA MOTORS	HARBOR NISSAN
GOOD RIDES INC	HARDY CHEVROLET
GOOD TO GO AUTO SALES, INC.	HARDY CHEVROLET INC.
GR MOTOR COMPANY	HARRIET SALLEY AUTO GROUP LLC
GRACE AUTOMOTIVE LLC	HARRIGANS AUTO SALES
GRAHAM MOTOR COMPANY	HARRISON AUTO BROKER AND
GRANT CAR CONCEPTS	HATCHER’S AUTO SALES
GRANT MOTORS CORP.	HATFIELD USED CAR CENTER
GRATEFUL MOTORS LLC	HAWK CHEV-CAD
GRAVITY AUTOS ROSWELL	HD CARS INC.
GREAT BRIDGE AUTO SALES	HEADQUARTER TOYOTA
GREAT LAKES SUPERSTORE LLC	HEARTLAND CHEVROLET
GREEN COVE AUTO SALES	HEATH’S EXOTIC CARS AND
GREEN LIGHT CAR SALES	HEB AUTO SALES INC
GREEN’S TOYOTA	HENDERSON AUTOMOTIVE LLC
GRIFFIN FORD SALES, INC.	HENNESSY FORD LINCOLN ATLANTA
GRIMALDI AUTO SALES INC	HENNESSY MAZDA PONTIAC
GROTE AUTOMOTIVE INC	HERB KINMAN CHEVROLET, INC.
GS AUTO BROKERS LLC	HERITAGE AUTOMOTIVE GROUP
G’S AUTOMOTIVE	HERITAGE BUICK GMC HONDA
GUARANTEED CARS & CREDIT	HERITAGE CADILLAC-OLDS, INC.
GUARANTEED CARS & CREDIT II	HERITAGE NISSAN
GUARANTEED MOTOR CARS	HERITAGE SALES & LEASING
GUIDANCE AUTO SALES LLC	HERRINGTON AUTOMOTIVE
GULF ATLANTIC WHOLESALE INC	HI JOLLY
GULF CHRYSLER DODGE JEEP INC	HI LINE IMPORTS INC
HIGH POINT IMPORTS LLC	HY-TECH AUTO SALE AND EXPORT

DEALER NAME	DEALER NAME
HIGH Q AUTOMOTIVE CONSULTING	HYUNDAI OF LOUISVILLE
HIGHESTCASHFORCARS LLC	I 95 TOYOTA & SCION
HIGHLINE AUTO SALES	I GOT A DEAL USED CARS
HIGHLINE AUTOMOTIVE SERVICES	I-80 AUTO SALES INC
HIGHLINE IMPORTS, INC.	IAUTO INC
HILL KELLY DODGE, INC	ICARS
HILLMAN MOTORS, INC.	IDEAL AUTO
HILLTOP MOTORS	IDEAL USED CARS INC
HILLWOOD AUTO SALES & SERVICE	IDRIVE FINANCIAL
HI-TECH AUTO SALES, INC.	IKONIC MOTORS
HOBSON CHEVROLET BUICK GMC LLC	IMAGINE CARS
HOLLYWOOD MOTOR CO #1	IMPORT AUTO BROKERS INC
HOLLYWOOD MOTOR CO #3	IMPORT’S LTD
HOMESTEAD MOTORS INC	INCREDIBLE CAR CREDIT INC
HOMETOWN AUTO SALES LLC	INDY AUTO MAN LLC
HONDA OF CONYERS	INDY MOTORSPORTS
HONDA OF FISHERS	INFINITY MOTORS
HONDA OF FRONTENAC	INLINE AUTO SALE INC
HONDA OF MUFREESBORO	INSTACAR LLC
HONDA OF OCALA	INTEGRITY MOTORS
HONEYCUTT’S AUTO SALES, INC.	INTERNATIONAL AUTO OUTLET
HOOVER AUTOMOTIVE LLC	INTERNATIONAL AUTO SALES
HOOVER CHRYSLER PLYMOUTH DODGE	INTERNATIONAL AUTO SALES NC
HOOVER MITSUBISHI CHARLESTON	INTERNATIONAL AUTO WHOLESALERS
HOOVER THE MOVER CAR AND	INTERNATIONAL CARS CO.
HORACE G ILDERTON	INTERSTATE AUTO SALES OF
HOTWHEELZ CUSTOM AUTOS LLC	IT’S CAR TIME INC
HOUSTON AUTO EMPORIUM	IVORY CHEVROLET, LLC
HOUSTON CAR SALES INC	J & B AUTO GROUP LLC
HOUSTON DIRECT AUTO	J & J AUTOS
HOUSTON DIRECT AUTO, INC.	J & J MOTORS INC
HOUSTON MOTOR COLLECTION	J & M AFFORDABLE AUTO, INC.
HOWARD AUTO GROUP	J & T MOTORS
HT MOTORS INC	J AND J’S AUTO SALES
HUBLER AUTO PLAZA	J M MOTORS
HUBLER FINANCE CENTER	J&M AUTOMOBILES CORP
HUBLER FORD LINCOLN MERCURY	JACK DEMMER FORD, INC.
HUBLER MAZDA SOUTH	JACK MAXTON CHEVROLET INC
HUDSON AUTO SALES	JACK MILLER AUTO PLAZA LLC
HUFFINES CHRYSLER JEEP DODGE	JACK MILLER KIA
HUNT AUTOMOTIVE, LLC	JACK STONES CREEKSIDE SALES
JACKIE MURPHY’S USED CARS	JOHN HINDERER HONDA

DEALER NAME	DEALER NAME
JAKMAX	JOHN JENKINS, INC.
JANSON AUTOMOTIVE	JOHN JONES AUTOMOTIVE
JAX AUTO WHOLESALE, INC.	JOHN JONES CHEVY PONTIAC OLDS
JAY PONTIAC BUICK	JOHN KOOL LINCOLN MERCURY INC
JAY WOLFE AUTO OUTLET	JOHN MILES CHEVROLET, INC
JAY WOLFE HONDA	JOHN WEISS TOYOTA SCION OF
JAY’S USED CARS, LLC.	JOHNNY WRIGHT AUTO SALES LLC
JAZCARS, INC.	JOHNNYS MOTOR CARS LLC
JB AUTO SOURCE INC	JORDAN AUTO SALES
JC AUTO MARKET LLC	JORDAN AUTOMOTIVE GROUP LLC
JC LEWIS FORD, LLC	JOSEPH AIRPORT HYUNDAI
JDF AUTO	JOSEPH CADILLAC/SAAB/SUBARU
JDM AUTO	JOSEPH CHEVROLET OLDSMOBILE CO
JEFF DRENNEN FORD	JOSEPH MOTORS
JEFF SCHMITT AUTO GROUP	JOSEPH TOYOTA INC.
JEFF WYLER CHEVROLET OF	JPL AUTO EMPIRE
JEFF WYLER FRANKFORT, INC	JT AUTO INC.
JEFF WYLER SPRINGFIELD, INC	JUSTICE AUTOMOTIVE
JEFFREY P. HYDER	JUST-IN-TIME AUTO SALES INC
JEFFREYS AUTO EXCHANGE	K & O AUTO WHOLE SALE INC
JENKINS MAZDA	K B AUTO EMPORIUM
JENKINS NISSAN, INC.	KAHLER AUTO SALES LLC
JENO AUTOPLEX	KALER LEASING SERVICES INC
JENROC AUTO SALES	KALIGNA’S AUTO BROKER LLC
JERRY HAGGERTY CHEVROLET INC	KARGAR, INC.
JERRY HUNT AUTO SALES	KATHY’S KARS
JERRY WILSON’S MOTOR CARS	KC AUTO FINANCE
JEWEL AUTO SALES	KC AUTOMOTIVE GROUP LLC
JF MOTORS INC	KDK AUTO BROKERS
JIM BUTLER FIAT OF SOUTH	KEITH HAWTHORNE HYUNDAI, LLC
JIM M LADY OLDSMOBILE INC	KELLEY BUICK GMC INC
JIM ORR AUTO SALES	KELLYS CARS 4 U INC
JIMMY KAVADAS YOUR CREDIT MAN	KEMET AUTO SALES
JK AUTOMOTIVE GROUP LLC	KENDALL MITSUBISHI
JK PONTIAC-GMC TRUCK INC	KENDALL TOYOTA
JOBETA AUTOMOTIVE GROUP INC	KENS KARS
JOE COTTON FORD	KERRY NISSAN, INC.
JOE RICCI AUTOMOTIVE	KEVIN POWELL MOTORSPORTS
JOE RICCI AUTOMOTIVE - TAYLOR	KEVIN POWELL’S FORSYTH
JOHN BLEAKLEY FORD	KEVIN’S KARS LLC
JOHN HEISTER CHEVROLET	KEY WEST KIA
KIA COUNTRY OF SAVANNAH	LANCASTERS AUTO SALES, INC.

DEALER NAME	DEALER NAME
KIA OF CANTON	LANDERS MCLARTY SUBARU
KIA OF LEESBURG	LANDMARK AUTO INC
KIMBLE’S AUTO SALES, INC.	LANDMARK CDJ OF MONROE, LLC
KING AUTOMOTIVE, LLC	LANDSTREET AUTO SOLUTIONS LLC
KING MOTORS	LANGDALE HONDA KIA OF
KING SUZUKI OF HICKORY LLC	LANIGAN’S AUTO SALES
KINGS AUTO GROUP INC	LANTERN MOTORS INC
KINGS FORD, INC	LARKIN COBB CHEVROLET BUICK
KINGS KIA	LASCO FORD INC
KINGS OF QUALITY AUTO SALES	LATIN MOTORS INTERNATIONAL LLC
KLASSIC CARS LLC	LAW AUTO SALES, INC
KLETT AUTOMOTIVE GROUP	LAWRENCE MOTORSPORTS INC
KNE MOTORS, INC.	LDB MOTORS
KNH WHOLESALE	LEE AUTO GROUP INC
KNIGHT’S AUTO SALES LLC	LEE’S AUTO SALES, INC
KNOX BUDGET CAR SALES & RENTAL	LEGACY AUTO SALES, INC.
KOE-MAK CORP	LEGACY AUTOS
KRAFT MOTORCAR CO.	LEGACY TOYOTA
KUNES COUNTRY CHEVROLET	LEGEND AUTO, INC
KUNES COUNTRY CHEVROLET GMC	LEITH MITSUBISHI
KUNES COUNTRY CHRYSLER DODGE	LEJUNE AUTO SALES, LLC
KUNES COUNTRY FORD LINCOLN INC	LEOPARDI AUTO SALES
KUNES COUNTRY OF MONMOUTH	LET’S DRIVE AUTO CREDIT LLC
KUNES COUNTY FORD OF ANTIOCH	LEVEL UP AUTO SALES
KURT JOHNSON AUTO SALES LLC	LEWIS AUTO PLAZA INC
KZ AUTO SALES	LEXINGTON AUTO GALLERY
L & J AUTO SALES & LEASING LLC	LGE CORP
LA AUTO STAR, INC.	LIBERTY AUTO CITY INC
LA PORTE MITSUBISHI	LIBERTY AUTOMOTIVE LLC
LAFONTAINE AUTO GROUP	LIBERTY FORD LINCOLN MERC INC
LAGRANGE MOTORS	LIBERTY USED MOTORS INC
LAGUNA NIGUEL AUTO SALES INC	LIFESTYLE MOTOR GROUP
LAKE COUNTY AUTO BROKERS INC	LIGHTHOUSE AUTO SALES
LAKE COUNTY AUTO SALES	LIGHTHOUSE AUTOMOTIVE GROUP
LAKE HARTWELL HYUNDAI	LINCOLNWAY SALES & SERVICE LLC
LAKE PLACID MOTOR CAR, INC	LIPTON TOYOTA
LAKE WALES CHRSYLER DODGE	LITANI MOTORS
LAKELAND CHRYSLER DODGE	LJ USED CARS INC 2
LAKELAND TOYOTA INC.	LMN AUTO INC
LAKESIDE MOTORS INC	LOGAN & LOGAN AUTO SALES
LANCASTER AUTOMOTIVE	LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO	MARIETTA AUTO MALL CENTER

DEALER NAME	DEALER NAME
LOU FUSZ BUICK GMC	MARIETTA AUTO SALES
LOU FUSZ DODGE CO	MARIETTA MITSUBISHI
LOU FUSZ MITSUBISHI ST. PETERS	MARLOZ OF HIGH POINT
LOWEST PRICE TRANSPORTATION	MARONEY AUTO SALES
LOWPRICE AUTO MART LLC	MARTIN’S AUTO BROKERS LLC
LUCKY CARS	MARTY FELDMAN CHEVY
LUCKY LINE MOTORS INC	MASTER AUTO GROUP
LUCKY MOTORS INC	MASTER CAR INTERNATIONAL, INC
LUNA MOTOR GROUP CORP	MASTER CARS
LUNI AUTO GROUP LLC	MATHEWS BUDGET AUTO CENTER
LUXURY AUTO DEPOT	MATHEWS FORD INC.
LUXURY AUTO SALES LLC	MATHEWS HAROLD NISSAN
LUXURY FLEET LEASING LLC	MATT CASTRUCCI
LUXURY IMPORTS AUTO SALES	MATTHEWS MOTORS INC.
LYNCH CHEVROLET OF KENOSHA	MATTHEWS-HARGREAVES CHEVROLET
LYNN HINES USED CARS	MAUS MOTORS INC
M & B AUTO SALES LLC	MAUS NISSAN OF CRYSTAL RIVER
M & L CHRYSLER DODGE JEEP RAM	MAX AUTO SALES
M & M AUTO SUPER STORE	MAX MOTORS INC
M & M AUTO WHOLESALERS, LLC	MAXIMUM DEALS, INC.
M & M AUTO, INC.	MAYSVILLE PREMIER AUTO LLC
M & M MOTORS OF ROCK HILL INC	MAZARI MOTORS, LLC
M I D OVERSEAS INC	MAZDA OF ROSWELL
M1 AUTO INC	MAZDA SAAB OF BEDFORD
MAC CHURCHILL AUTO MALL	MCADENVILLE MOTORS
MACHADO AUTO SELL LLC	MCCLUSKY AUTOMOTIVE LLC
MACON AUTO SALES	MCCLUSKY’S CHEVROLET INC
MADISON COUNTY FORD LINC MERC	MCGHEE AUTO SALES INC.
MAGIC CITY MOTORCARS, LLC	MCHENRY MOTORWERKS
MAGIC IMPORTS OF	MCINERNEYS WOODHAVEN CHRYSLER
MAGIC MOTORS CENTER	MCJ AUTO SALES OF CENTRAL
MAGNA AUTO SALES, INC.	MCKENNEY CHEVROLET
MAHER CHEVROLET INC	MCKINNEY DODGE CHRYSLER
MAINLAND AUTO SALES INC	MEACH AUTO SALES
MAINSTREAM AUTO SALES LLC	MECHANICSVILLE TOYOTA
MAJOR MOTORS OF ARAB, INC.	MEISTER IMPORT MOTORS INC
MALCOLM CUNNINGHAM HYUNDAI	MEMBERS SALES AND LEASING INC
MALOY AUTOMOTIVE LLC	MEMORIAL HWY AUTO SALES AND
MARANATHA AUTO, INC.	MENTOR IMPORTS,INC.
MARBURGER CHRYSLER DODGE JEEP	MEROLLIS CHEVROLET SALES
MARCH MOTORS INC.	METRO AUTO MART LLC
METRO AUTO TRADERS INC	MIRABELLA MOTORS

DEALER NAME	DEALER NAME
METRO FORD INC	MIRACLE CHRYSLER DODGE JEEP
METRO MOTORS KC LLC	MJ AUTO SALES
MI AUTO CENTER LLC	MMC AUTO SALES LLC
MIA ON WHEELS CORP	MNS AUTO LLC
MIA REPOS LLC	MO AUTO SALES
MIAMI AUTO LIQUIDATORS INC	MODERN CORP
MIAMI AUTO WHOLESALE	MONARCH CAR CORP
MIAMI CARS OUTLET, INC	MONDIAL AUTO SALES LLC
MIAMI EMPIRE AUTO SALES CORP	MONTERREY 10 AUTO SALES
MICHAEL RABURN’S AUTO SALES	MONTGOMERY CHEVROLET
MICHAEL’S AUTO SALES CORP	MONTROSE FORD
MICHAEL’S IMPORTS	MOORE NISSAN
MICHAEL’S MOTOR CO	MOORESVILLE MOTOR COMPANY LLC
MID AMERICA AUTO EXCHANGE INC	MOORING AUTOMOTIVE GROUP LLC
MIDCITY AUTO & TRUCK EXCHANGE	MORNING STAR MOTORS
MIDWAY AUTO GROUP	MOSES FAMILY MOTORS
MIDWEST AUTO DIRECT	MOSS CURTAIN MOTORS LLC
MIDWEST AUTO MART LLC	MOSSCURTAIN MOTORS LLC
MIDWEST AUTO STORE LLC	MOTOR CAR CONCEPTS II
MIDWEST FINANCIAL SERVICES	MOTOR CITY AUTO INC
MIDWEST MOTORS	MOTOR MAX 2 LLC
MIDWEST MOTORS SALES & SERVICE	MOTORCARS
MIDWEST MOTORSPORT SALES &	MOTORCARS OF NASHVILLE, INC.
MIDWESTERN AUTO SALES, INC.	MOTORCARS TOYOTA
MIG CHRYSLER DODGE JEEP RAM	MOTORHOUSE INC
MIGENTE MOTORS INC	MOTORLINK
MIGHTY MOTORS	MOTORLOTZ LLC
MIKANO AUTO SALES, INC.	MOTORMAX OF GRAND RAPIDS
MIKE BASS FORD	MOTORPOINT ROSWELL
MIKE CASTRUCCI CHEVY OLDS	MOTORS DRIVEN INC
MIKE CASTRUCCI FORD SALES	MOTORS TRUST INC
MILFORD MOTORS, INC	MOTORVATION MOTOR CARS
MILLENIUM AUTO SALES	MOUNTAIN TOP MOTOR COMPANY INC
MILTON MARTIN HONDA	MOUNTAIN VIEW CDJR
MILTON MARTIN TOYOTA	MOYES AUTO SALES INC
MINT AUTO SALES	MR AUTO INC
MINT AUTO SALES	MR WHOLESALER INC
MINT AUTO SALES	MULDER AUTO SALES
MINTON AUTO INC	MULLER HONDA OF GURNEE
MINTON MOTOR CARS II LP	MULLINAX FORD OF PALM BEACH
MIRA AUTO SALES LLC	MUNSTERMAN AUTOMOTIVE GROUP
MURPHY MOTOR CO	NISSAN OF NEWNAN

DEALER NAME	DEALER NAME
MURRAY’S USED CARS	NONSTOP MOTORS INC
MUSIC CITY AUTOPLEX LLC	NORTH BROTHERS FORD, INC
MWS WHOLESALE AUTO OUTLET	NORTH COAST CAR CREDIT LLC
MY CAR LLC	NORTH EAST AUTO SALES INC
MY CAR STORE	NORTH MAIN MOTORS INC
MYEZAUTOBROKER.COM LLC	NORTHERN KY AUTO SALES LLC
N AND R MOTORS	NORTHSTAR AUTO GROUP
NALLEY HONDA	NORTHSTAR AUTO SALES, INC.
NAPLETON SANFORD IMPORTS LLC	NORTHTOWNE OF LIBERTY SUZI,
NAPLETON’S HYUNDAI	NORTHWEST AUTO BROKERS LLC
NAPLETON’S MID RIVERS CHRYSLER	NORTHWEST MOTORS INC
NAPLETON’S RIVER OAKS KIA	NOTIME AUTOCARE & SALES INC.
NASHVILLE CHRYSLER DODGE JEEP	NOURSE CHILLICOTHE
NASSCO INTERNATIONAL, LLC	NUKAR ALTERNATIVE LLC
NATIONAL AUTOMOTIVE, INC	NU-WAVE AUTO CENTER
NATIONAL CAR MART, INC	O C WELCH FORD LINCOLN MERCURY
NATIONWIDE AUTO SALES INC	OAK GROVE AUTO SALES, INC.
NATIONWIDE LUXURY CARS INC	OASIS MOTORS
NAVARRE AUTO AND PAWN INC	O’BRIENS AUTO EMPORIUM,LLC
NC SELECT AUTO SALES LLC	OCEAN DRIVE MOTORS LLC
NEIL HUFFMAN HONDA	OCEAN HONDA
NEIL HUFFMAN VW	O’CONNOR AUTOMOTIVE, INC
NELSON AUTO GROUP	OFF LEASE FINANCIAL, INC.
NELSON MAZDA	OHIO AUTO CONNECTION, INC.
NEUHOFF AUTO SALES	OHIO MOTORCARS
NEW CENTURY AUTO SALES INC	OLATHE FORD SALES, INC.
NEW RIDE MOTORS	OLD SOUTH SALES INC.
NEW RIDE MOTORS	OLDHAM MOTOR COMPANY LLC
NEW RIDE MOTORS INC	OLE AUTO SALES
NEW TECH AUTO REPAIR CORP	OLYMPIA PRE OWNED AUTO INC
NEWARK AUTO LLC	ON TRACK AUTO MALL, INC.
NEWGEN MOTORS	ONE SOURCE AUTOS INC
NEWPORT AUTO GROUP	ONEILL AUTOMOTIVE INC
NEWTON’S AUTO SALES, INC.	ONLY USED TRUCKS JACKSONVILLE.
NEXT CAR INC	ORANGE PARK AUTO MALL
NEXT RIDE AUTO SALES INC	ORANGE PARK DODGE
NICE AUTO GROUP LLC	ORANGE PARK TRUCKS
NICHOLAS ANGELO MOTORS LLC	ORLANDO AUTOS
NICHOLAS DATA SERVICES, INC.	OSCAR MOTORS CORP
NILE AUTOMOTIVE LLC	OSCAR MOTORS CORPORATION
NIMNICHT CHEVROLET	OT AUTO SALES
OUR LOCAL DEALER	PETE MOORE IMPORTS, INC

DEALER NAME	DEALER NAME
OURISMAN CHEVROLET CO INC.	PETERS AUTO SALES, INC.
OV AUTO FARM	PGF AUTOMOTIVE LLC
OXMOOR FORD LINCOLN MERCURY	PHILIPS AUTO SALES LLC
OXMOOR MAZDA	PHILLIPS BUICK PONTIAC GMC INC
OXMOOR TOYOTA	PHILLIPS CHRYSLER-JEEP, INC
P S AUTO ENTERPRISES INC	PHILLIPS TOYOTA
PACE CAR	PIC OF GREER INC
PALM BAY FORD	PIEMONTES DUNDEE CHEVROLET
PALM BAY MOTORS	PIERSON AUTOMOTIVE
PALM BEACH AUTO DIRECT	PILES CHEV-OLDS-PONT-BUICK
PALM CHEVROLET OF GAINESVILLE	PINELLAS MOTORS INC
PALM TREE AUTO SALES	PINELLAS PARK AUTO INC
PALMEN BUICK GMC CADILLAC INC	PINEVILLE IMPORTS
PALMETTO CAR CENTER	PINNACLE AUTOMOTIVE GALLERY
PALMETTO FORD	PITTSBURGH AUTO DEPOT INC
PALMETTO WHOLESALE MOTORS	PITTSBURGH AUTO DEPOT INC
PARADISE MOTOR SPORTS	PLAINFIELD AUTO SALES, INC.
PARKWAY MOTORS INC	PLATINA CARS AND TRUCKS INC
PARS AUTO SALES INC	PLATINUM AUTO EXCHANGE INC
PASQUALE’S AUTO SALES & BODY	PLATINUM AUTO SOURCE LLC
PATRIOT AUTOMOTIVE LLC	PLATINUM AUTO TRADE
PATRIOT PRE-OWNED AUTOS LLC	PLATINUM USED CARS
PAUL BLANCO’S GOOD CAR COMPANY	PLATTNER’S
PAUL CERAME KIA	PLAY AUTO EXPORT LLC
PAUL MILLER FORD, INC.	PLEASANT VALLEY MOTORS
PAYDAY MOTOR SALES	PORT MOTORS
PAYLESS AUTO OF TULLAHOMA LLC	PORTAL AUTOMOTIVE INC
PAYLESS AUTO SALES LLC	POWER ON AUTO LLC
PAYLESS MOTORS LLC	POWERBUY MOTORS
PC AUTO SALES LLC	PRADO AUTO SALES
PCS AUTO SALES LLC	PRE-AUCTION AUTO SALES INC
PCT ENTERPRISES OF FLORIDA LLC	PREFERRED AUTO
PEGGY’S AUTO SALES	PREMIER AUTO BROKERS, INC.
PENLAND AUTOMOTIVE LLC	PREMIER AUTO GROUP
PENN DETROIT AUTOMOTIVE	PREMIER AUTO LOCATORS
PENSACOLA AUTO BROKERS, INC	PREMIER AUTO SALES OF BAY
PENSACOLA AUTO MART, INC.	PREMIER AUTOMOTIVE GROUP INC
PERFORMANCE CHRYSLER JEEP	PREMIER AUTOMOTIVE KC
PERFORMANCE CHRYSLER JEEP DODG	PREMIER AUTOMOTIVE OF BONNER
PERFORMANCE MOTOR COMPANY LLC	PREMIER AUTOMOTIVE SALES INC
PETE MOORE CHEVROLET, INC	PREMIER MOTORCAR GALLERY
PREMIERE CHEVROLET, INC.	RAY PEARMAN LINCOLN MERCURY

DEALER NAME	DEALER NAME
PREMIERE MOTOR SPORTS LLC	RAY SKILLMAN EASTSIDE
PREMIUM AUTO EXCHANGE	RAY SKILLMAN NORTHEAST MAZDA
PREMIUM AUTOS LLC	RAY SKILLMAN OLDSMOBILE AND
PREMIUM CARS	RAYMOND CHEVROLET KIA
PREMIUM CARS OF MIAMI LLC	RAYTOWN AUTOMALL
PREMIUM MOTORS OF FLORIDA LLC	RBF AUTO
PRESPA AUTO SALES	RD AUTO LLC
PRESTIGE AUTO BROKERS	RE BARBER FORD INC
PRESTIGE AUTO GROUP	REAL RELIABLE RIDES LLC
PRESTIGE AUTO MALL	REALITY AUTO SALES INC
PRESTIGE AUTO SALES & RENTALS	RED ROOSTER MOTORS INC
PRESTIGE ECONOMY CARS INC	RED SHAMROCK LLC
PRESTON AUTO OUTLET	REGAL MOTORS INC
PRESTON HONDA	REGAL PONTIAC, INC.
PRICED RIGHT CARS, INC	REGIONAL AUTO FINANCE LLC
PRICELESS AUTOMOTIVES	REGIONAL WHOLESALE
PRIDE AUTO SALES LLC	REIDSVILLE NISSAN INC
PRIME AUTO EXCHANGE	REINEKE FORD LINCOLN MERCURY
PRIME MOTORS INC	RENEWIT CAR CARE
PRISTINE CARS & TRUCKS INC	REPUBLICA AUTO SALES
PRO SELECT AUTOS	REVOLUTION MOTORS LLC
PROCAR	REYNOLDS AUTOMOTIVE LLC
PROVIDENCE AUTO GROUP LLC	RHOADES AUTOMOTIVE INCORPORATE
PT AUTO WHOLESALE	RICART FORD USED
PURE AUTOMOTIVE LLC	RICH AUTO SALES LTD
Q AUTOMOTIVE BRANDON FL LLC	RICHARD HUGES AUTO SALES
QUALITY AUTO BROKERS	RICHARD KAY AUTOMOTIVE
QUALITY AUTO SALES OF	RICHARDSON FORD, INC
QUALITY AUTO SALES OF FL LLC	RICHLAND AUTO MART
QUALITY IMPORTS & CONSIGNMENT	RICK CASE CARS INC
R & B CAR COMPANY	RIDE NOW AUTO SALES
R & Z 2 AUTO SALES	RIDE TIME, INC.
RADER CAR CO INC	RIGHT PRICE AUTO SALES OF
RAFAELS CREDIT CAR INC	RIGHT WAY AUTOMOTIVE
RAMSEY MOTORS	RIGHTWAY AUTOMOTIVE CREDIT
RANDY CURNOW AUTO PLAZA/RC	RIGHTWAY AUTOMOTIVE CREDIT
RANDY SHIRKS NORTHPOINTE AUTO	RIGHTWAY AUTOMOTIVE CREDIT
RANKL & RIES MOTORCARS, INC	RIGHTWAY AUTOMOTIVE CREDIT
RAPTOR AUTOMOTIVE	RITE PRICE AUTO SALES LLC
RATCHET MOTORSPORTS LLC	RITE TRACK AUTO DETAILING INC
RAY LAETHEM BUICK GMC INC	RIVER BEND FORD
RIVER CITY AUTO SALES INC	SAVAGE AUTOMOTIVE GROUP

DEALER NAME	DEALER NAME
RIVERSIDE MOTORS, INC	SAVANNAH AUTO
RIVIERA AUTO SALES SOUTH INC	SAVANNAH AUTOMOTIVE GROUP
ROAD RUNNER AUTO SALES, INC.	SAVANNAH HYUNDAI
ROB PARTELO’S WINNERS	SAVANNAH TOYOTA & SCION
ROBERT-ROBINSON CHEVROLET	SAVANNAH VOLKSWAGEN
ROBERTS COMPANY MOTOR MART LLC	SCALES AUTO SOLUTIONS LLC
ROCK AUTO KC INC	SCHMIDT AUTO CENTER, LLC
ROCK BOTTOM AUTO SALES, INC.	SCHUMACHER AUTOMOTIVE
ROCK ROAD AUTO PLAZA	SCOTT EVANS CHRYSLER PLYMOUTH
ROCKENBACH CHEVROLET SALES INC	SCOTT EVANS NISSAN
ROD HATFIELD CHRYSLER DGE JEEP	SCOTTI’S AUTO REPAIT AND SALES
ROGER WILSON MOTORS INC	SCOTTROCK MOTORS LLC
ROME MOTOR SALES	SCOTTS AUTO SALES
RON’S RIDES INC	SELECT AUTO
ROSEDALE AUTO SALES INC	SELECT AUTO GROUP LLC
ROSELLE MOTORS INC	SELECT AUTO SALES
ROSEVILLE CHRYSLER JEEP	SELECT CARS OF CLEVELAND LLC
ROSEWOOD AUTO SALES LLC	SELECT CARS OF THORNBURG
ROTRO RIDEZ LLC	SELECT MOTORCARS INC
ROUEN CHRYSLER DODGE JEEP INC	SELECT MOTORS OF TAMPA INC.
ROUSH HONDA	SENA MOTORS INC
ROUTE 4 BUDGET AUTO	SERRA VISSER NISSAN INC
ROY O’BRIEN, INC	SHARP CARS OF INDY
ROYAL OAK FORD SALES, INC.	SHAVER MOTORS OF ALLEN CO INC
RPM AUTO SALES	SHEEHY FORD INC
RUESCHHOFF AUTOMOBILES LLC	SHEEHY GLEN BURNIE INC.
RUSH AUTO SALES II	SHELBYVILLE CHRYSLER PRODUCTS
S & B AUTO BROKERS LLC	SHERMAN DODGE
S S AUTO INC	SHOOK AUTO INC
SABISTON MCCABE AUTO SOLUTIONS	SHORELINE AUTO GROUP OF IONIA
SAGAMORE AUTO LEASING & SALES	SHORELINE MOTORS
SAINT LOUIS AUTO WORKS LLC	SHOW ME MOTORS INC
SALTON MOTOR CARS INC	SHOWROOM AUTO SALES OF
SAM GALLOWAY FORD INC.	SHUTT ENTERPRISES INC
SAM HOSS ENTERPRISE	SIGN AND DRIVE AUTO GROUP WILK
SAMPEDRO MOTORS COMPANY INC	SIGN AND DRIVE AUTO SALES LLC
SANDOVAL BUICK GMC INC	SIGN AND DRIVE OF RALEIGH AUTO
SANFORD AUTOPARK	SIGN IT DRIVE IT LLC
SANSING CHEVROLET, INC	SIGNATURE MOTORS USA LLC
SAPAUGH MOTORS INC	SIMPLE AUTO IMPORTS
SAULS MOTOR COMPANY, INC.	SIMS MITSUBISHI
SINA AUTO SALES, INC.	SPORTS CENTER IMPORTS INC

DEALER NAME	DEALER NAME
SINCLAIR DAVE LINCOLN MERCURY	SRQ AUTO LLC
SIR MICHAEL’S AUTO SLS INC	ST GEORGE AUTO BROKERS LLC
SMART WAY AUTO FINANCE	ST. PETERS AUTO GROUP LLC
SMARTBUY SELECT AUTOMOTIVE	STANFIELD AUTO SALES
SMITH MOTORS	STAN’S CAR SALES
SOBH AUTOMOTIVE	STAR AUTO
SOLO AUTO GROUP	STARGATE AUTO SALES LLC
SOMERSET MOTORS	STARGATE AUTO SALES LLC
SOURCE AUTOMOTIVE INC	STARK AUTO SALES
SOUTH BAY AUTO SALES LLC	STARRS CARS AND TRUCKS, INC
SOUTH CHARLOTTE PREOWNED AUTO	STATE LINE NISSAN INC.
SOUTH COUNTY AUTO CENTER	STATE STREET AUTO SALES
SOUTH DADE TOYOTA	STATE STREET AUTO SALES INC
SOUTH MOTORS HONDA	STATELINE CHRYSLER DODGE JEEP
SOUTHEAST JEEP EAGLE	STEARNS MOTORS OF NAPLES
SOUTHERN CHOICE AUTO LLC	STEELY LEASE SALES
SOUTHERN COUNTRY INC	STEPHEN A FINN AUTO BROKER
SOUTHERN KENTUCKY AUTO & TRK	STERLING AUTO SALES
SOUTHERN MOTOR COMPANY	STERLING AUTOMOTIVE LLC
SOUTHERN MOTORSPORTS GA	STEVE RAYMAN CHEVROLET, LLC
SOUTHERN PARK AUTO MALL INC	STEWART AUTO GROUP OF
SOUTHERN STAR AUTOMOTIVE	STINGRAY CHEVROLET
SOUTHERN TRUST AUTO GROUP	STINGRAY CHEVROLET BARTOW LLC
SOUTHFIELD JEEP-EAGLE, INC.	STOKES BROWN TOYOTA SCION
SOUTHFIELD QUALITY CARS, INC.	STOKES BROWN TOYOTA SCION
SOUTHSIDE SALES	STOKES HONDA CARS OF BEAUFORT
SOUTHTOWN MOTORS HOOVER	STRONG AUTO
SOUTHTOWNE MOTORS OF NEWNAN	SUBARU OF KENNESAW LLC
SOUTHWEST AUTO SALES	SUBARU OF MCDONOUGH, LLC
SOUTHWEST AUTOMOTIVE (SWAG)	SUBARU OF PORT RICHEY INC
SOUTHWEST FLORIDA AUTO	SUGARLAND AUTO FINANCE INC
SPACE & ROCKET AUTO SALES	SULLIVAN BUICK GMC INC
SPACE CITY AUTO CENTER	SUMMERS MOTORS INC
SPC AUTO SALES LLC	SUMMERVILLE FORD
SPEEDWAY AUTO SALES LLC	SUMMIT AUTO LLC
SPEEDWAY MOTORS, INC	SUMMIT AUTO SALES CORP
SPIRIT FORD INC	SUMMIT CITY CHEVROLET, INC.
SPITZER AUTOWORLD SHEFFIELD	SUMMIT PLACE KIA
SPITZER KIA	SUMMIT PLACE KIA MT. CLEMENS
SPITZER MOTOR CITY	SUN TOYOTA
SPORTS AND IMPORTS, INC.	SUNCOAST AUTOMOTIVE SALES LLC
SUNCOAST QUALITY CARS LLC	TD CAR SALES

DEALER NAME	DEALER NAME
SUNLIGHT AUTO LLC	TDR AUTO PLAZA LLC
SUNNY DAY AUTO SALES & SERVICE	TEAM AUTOMOTIVE
SUNNY FLORIDA MOTORS, INC.	TED CIANOS USED CAR CENTER
SUNNY KING TOYOTA	TEDS AUTO SALES INC
SUNNYSIDE MITSUBISHI	TENA AUTOMOTIVE LLC
SUNRISE AUTO SALES LLC	TENNESSEE AUTOPLEX, LLC
SUNRISE AUTOMOTIVE LLC #2	TERESA AUTO SALES
SUNSET MOTORS	TERRE HAUTE AUTO AND EQUIPMENT
SUNSHINE AUTO	TERRY CULLEN CHEVROLET
SUNTRUP HYUNDAI INC	TERRY LEE HYUNDAI INC
SUNTRUP NISSAN VOLKSWAGEN	TERRY REID HYUNDAI
SUPER ADVANTAGE AUTO SALES	TESTAROSSA MOTORS
SUPER AUTO SALES	TEXANS AUTO GROUP
SUPER AUTO SALES INC	TEXAS BAY AREA PRE-OWNED
SUPER DEAL AUTO SALES LLC	TEXAS CAPITAL AUTO SALES, INC
SUPERCARS OF CAROLINAS INC	TEXAS MOTOR CLUB LLC
SUPERIOR ACURA	TEXAS STAR AUTO
SUPERIOR AUTO EXCHANGE INC	TEX’S AUTO SALES
SUPERIOR AUTO GROUP	TEXVEN AUTO SALES
SUPERIOR BUICK GMC	THE 3445 CAR STORE, INC.
SUPERIOR CHEVROLET	THE AUTO BROKER
SUPERIOR HONDA	THE AUTO GROUP LLC
SUPERIOR HYUNDAI	THE AUTO STORE
SUPERIOR HYUNDAI SOUTH	THE AUTO STORE
SUPERIOR MOTORS NORTH	THE AUTOBLOCK
SUSAN SCHEIN CHRYSLER PLYMOUTH	THE AUTOMOTIVE GROUP
SUTHERLAND CHEVROLET INC	THE BOULEVARD CAR LOT
SUTHERLIN NISSAN	THE CAR CENTER
SUTHERLIN NISSAN ORLANDO	THE CAR COMPANY
SW PREMIER MOTOR GROUP INC	THE CAR CONNECTION, INC.
SWANNS RENTAL AND SALES INC	THE CAR LOT
SWANSON SERVICE	THE CAR MAN LLC
TAMIAMI FORD, INC.	THE CAR SHOPPE LLC
TAMPA AUTO SOURCE INC	THE CAR STORE
TAMPA BAY LUXURY LLC	THE CHEVY EXCHANGE
TAMPABAYAUTOS.NET	THE LUXURY AUTOHAUS INC.
TARGET AUTOMOTIVE	THE MINIVAN STORE
TAYLOR AUTO SALES INC.	THE MONTGOMERY GROUP LLC
TAYLOR IMPORT SALES INC	THE REPO STORE
TAYLOR MORGAN INC	THE RITE CAR
TAYLOR’S AUTO SALES	THE SUPER AUTO OUTLET
THE USED CAR FACTORY INC	TOYOTA OF LOUISVILLE, INC.

DEALER NAME	DEALER NAME
THE WHEEL DEAL AUTO	TOYOTA OF MUNCIE
THEE CAR LOT #2	TOYOTA OF TAMPA BAY
THOMAS & SON INC.	TOYOTA ON NICHOLASVILLE
THORNTON CHEVROLET, INC	TOYOTA SOUTH/SCION SOUTH
THORNTON ROAD HYUNDAI	TRADEWINDS MOTOR CENTER
THORNTON ROAD KIA	TRANS AUTO SALES
THOROUGHBRED FORD INC	TRAYLOR AUTOMOTIVE GROUP
TIGER’S AUTO GALLERY LLC	TRI CITY MOTORS SUPERSTORE
TILLMAN AUTO LLC	TRI STATE USED AUTO SALES
TIM SHORT PREMIERE USED CARS	TRIAD AUTOPLEX
TIM TOMLIN AUTOMOTIVE GROUP	TRI-CITY AUTO MART
TIMBERLAND FORD	TRI-COUNTY CHRYSLER PRODUCTS
TIME TO BUY LLC	TRIPLE C CAR CO., INC.
TINPUSHER LLC	TRISTATE AUTOMOTIVE GROUP INC
TITAN AUTO SALES	TROPICAL AUTO OUTLET
TK AUTO SALES LLC	TROPICAL AUTO SALES LLC
TKP AUTO SALES	TROY FORD INC
TKP AUTO SALES INC	TRUCK AND AUTO OUTLET
TMR AUTO SALES LLC	TRUSSVILLE WHOLESALE AUTOS
TNT AUTO SALES INC	TRUST CAPITAL AUTOMOTIVE GROUP
TOM GILL CHEVROLET	TRUSTED MOTORS LLC
TOM HOLZER FORD	TRUSTED MOTORS LLC
TOM TEPE AUTOCENTER INC	TSW FINANCIAL LLC
TOM WOOD FORD	TWIN CITY CARS INC
TOMMY’S AUTO SALES	TWINS AUTO GROUP LLC
TONY ON WHEELS INC	TWO OS MOTOR SALES
TONY’S AUTO SALES OF	TX CAR WORLD
TONY’S AUTO WORLD	U.S. AUTO GROUP, INC.
TOP NOTCH AUTO BROKERS INC	U.S. FLEET & LEASE, LLC
TOP NOTCH AUTOS LLC	ULTIMATE MOTOR CARS LLC
TOP TEN AUTO TAMPA	UNI AUTO SALES
TOTAL CYCLE CARE INC	UNIQUE AUTOMOTIVES
TOTALNATION AUTO PRO LLC	UNITED AUTO BROKERS
TOVI MOTORS	UNITED AUTO INC
TOWN & COUNTRY AUTO SALES, LLC	UNITED AUTO SALES
TOWN & COUNTRY FORD, INC.	UNITED LUXURY MOTORS LLC
TOWN & COUNTRY FORD, INC.	UNITED MOTOR COMPANY INC
TOWNE EAST AUTO	UNITED VEHICLE SALES
TOWNSEND FORD INC	UNIVERSAL AUTO PLAZA LLC
TOYOTA OF CINCINNATI	UNIVERSAL AUTO SALES OF PLANT
TOYOTA OF LAKEWOOD	UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY MOTORS	VILLAGE AUTO SALES LLC

DEALER NAME	DEALER NAME
UNLIMITED AUTO SALE LLC	VILLAGE AUTOMOTIVE
US AUTO MART INC	VINSON MOTORS LLC
US AUTO SALES AND SERVICE INC	VIP AUTO ENTERPRISES INC
US AUTOS, INC.	VIP AUTO GROUP, INC.
US MOTOR SALES LLC	VIP KARS
US MOTORS	VISION AUTO LLC
USA CAR SALES	VISTA CARS & TRUCKS
USA CHOPPERS	VIZION AUTO
USA FINE CARS, INC.	VMARK CARS
USA MOTORCARS	VOGUE MOTOR CO INC
USED CAR MOTOR MALL OF GRAND	VOLKSWAGEN OF LEES’ SUMMIT
USED CAR SUPERMARKET	VOLKSWAGEN OF OCALA
USED CARS FORSALE LLC	VOLVO OF OCALA
USED IMPORTS AUTO, LLC	VOLVO SALES & SERVICE CENTER I
VA CARS INC	VOSS CHEVROLET INC
VA CARS OF TRI CITIES, INC	VSA MOTORCARS LLC
VADEN CHEVROLET BUICK PONTIAC	W & S AUTO CENTER INC
VADEN NISSAN OF HILTON HEAD	W. HARE & SON
VALENTINE BUICK GMC	WABASH AUTO CARE INC
VANDER AUTO GROUP	WADE FORD INC
VANN YORK BARGAIN CARS LLC	WAGNER SUBARU
VANN YORK PONTIAC BUICK GMC	WALDORF FORD, INC.
VANN YORK TOYOTA, INC	WALDROP MOTORS INC
VANS AUTO SALES, LLC	WALKER FORD CO., INC.
VANTAGE MOTORS LLC	WALLY’S WHEELS
VARSITY LINCOLN MERCURY	WANTED WHEELS INC
VC CARS GWINNETT INC	WARNER MOTORS LLC
VC CARS MARIETTA LLC	WASHINGTON AUTO GROUP
VEGTER AUTOMOTIVE	WAYNESVILLE AUTO MART
VEHICLES 4 SALES, INC.	WEEKS MOTORS
VELOCITY MOTORS INC	WEINE AUTO SALES EAST
VERACITY MOTOR COMPANY LLC	WEINLE AUTO SALES
VERACITY MOTOR COMPANY LLC	WEST BROAD HYUNDAI
VERSATILE COLLECTION	WEST COAST CAR & TRUCK SALES
VESTAVIA HILLS AUTOMOTIVE	WEST END AUTO SALES & SERVICE
VIC BAILEY LINCOLN MERCURY	WEST INTERNATIONAL CORP
VICTORIA MOTORS, LLC	WEST SIDE TOYOTA
VICTORY CHEVROLET	WESTGATE PRE OWNED
VICTORY CHEVROLET BUICK	WHEELS & DEALS AUTO SALES
VICTORY CHEVROLET LLC	WHEELS MOTOR SALES
VILLAGE AUTO OUTLET INC	WHITEWATER MOTOR COMPANY INC
WHITEWATER MOTORS INC	ZEIGLER CHEVROLET LLC

DEALER NAME	DEALER NAME
WIDEWORLDOFCARS.NET LLC	ZEIGLER CHRYSLER DODGE JEEP
WILDCAT AUTO SALES	ZIMMER MOTOR
WILDFIRE MOTORS INCORPORATED	ZOOM! AUTOS OF DALLAS
WILLETT HONDA SOUTH	ZT AUTO SALES
WIN - WIN AUTO CENTER CORP
WINDER AUTO SALES INC.
WINGMAN AUTOMOTIVE, INC
WISE MOTORS
WOLFORD AUTOMOTIVE SALES LLC
WOODBRIDGE MOTORS, INC.
WOODY SANDER FORD, INC.
WORKMANS AUTO SALES
WORLD AUTO
WORLD AUTO NETWORK INC
WORLD AUTO, INC.
WORLD CAR CENTER & FINANCING
WORLD CLASS MOTORS LLC
WORLDWIDE MOTORS LLC
WORLEY AUTO SALES
WORRY FREE AUTO GROUP, LLC
WRIGHT’S AUTO SALES
XL1 MOTORSPORTS, INC
XPRESS AUTO MALL
XTREME CARS & TRUX LLC
XTREME MOTORS INC
YADEN’S AUTO SALES, INC
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YES AUTO SALES INC
YES AUTOMOTIVE INC
YORWAY AUTO SALES INCORPORATED
YOU SELECT AUTO SALES LLC
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
YPSILANTIS IMPORT AUTO SALES
Z AUTO PLACE
Z AUTO PLACE
Z IMPORTS SALES & SERVICE INC
Z MOTORS LLC
ZAPPIA MOTORS
ZECK MOTOR COMPANY